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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 1996
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                           PATTERSON ENERGY, INC.
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           (Exact name of registrant as specified in its charter)

          Delaware                 0-22664                  75-2504748
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(State or other jurisdiction     (Commission             (I.R.S. Employer
     of incorporation)           File Number)           Identification No.)

4510 Lamesa Highway, Snyder, Texas                                     79549
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (915) 573-1104
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                                   No Change
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        (Former name or former address, if changed since last report.)



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ITEM 2.  ACQUISITION OR DEPOSITION OF ASSETS

         Item 5 of this Form 8-K and the Registrant's Prospectus/Joint Proxy Statement dated June 20, 1996, are incorporated by reference in this Item. 2.


ITEM 5.  OTHER EVENTS

         On July 31, 1996, the Registrant issued the following press release:


             PATTERSON ENERGY AND TUCKER DRILLING COMPANY ANNOUNCE
                              COMPLETION OF MERGER

SNYDER TEXAS, July 31, 1996--PATTERSON ENERGY, INC. NASDAQ/NM:PTEN) AND TUCKER DRILLING COMPANY, INC. (NASDAQ/NM:TUCK) today announced that the merger of the two companies was consummated on July 30, 1996 following the approval of the stockholders of both companies at separate special meetings held on that date. As a result of the merger, Tucker Drilling Company, Inc. became a wholly-owned subsidiary of Patterson Energy, Inc. The companies announced the execution of a definitive merger agreement on April 23, 1996.

Stockholders of Tucker Drilling will receive a 0.74 of a share of Patterson Energy for each share held in Tucker, for a total of 1,577,514 shares of Patterson common. The shares issued in the merger represent 32.8% of Patterson's outstanding shares following the merger. The total value of the transaction was approximately $26.4 million, based on Patterson's closing stock price on July 30, 1996.

Patterson Energy, Inc. is a Snyder, Texas based energy company engaged in contract drilling and the exploration, development and production of oil and natural gas. As a result of the merger with Tucker Drilling Company, Inc., Patterson owns 40 fully equipped land-based drilling rigs in West and South Texas and owns oil and gas properties in the same areas.

For further information, contact:

Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President Finance and Chief Financial Officer
915/573/1104

Shimmerlik Corporate Communications, Inc.
Warren M. Shimmerlik
212-247-5200

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a. Financial Statements of Business Acquired.

         The required financial statements of Tucker Drilling Company, Inc., the business acquired, are incorporated by reference from the Registrant's Prospectus/Joint Proxy Statement dated June 20, 1996.


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         b. Pro Forma Financial Information

         The required pro forma information is incorporated by reference from the Registrant's Prospectus/Joint Proxy Statement dated June 20, 1996.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PATTERSON ENERGY, INC.




Date: August 2, 1996                   /s/ James C. Brown
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                                       James C. Brown
                                       Vice President-Finance




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